UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1: Report to Shareholders

International Growth & Income Fund	April 30, 2010

The views and opinions in this report were current as of April 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stock markets had to contend with conflicting forces during the past six months. Improving economic prospects boosted corporate performance, but financial markets were skittish over the failure to resolve Greece’s fiscal crisis and fear that the Greek contagion would spread to other vulnerable euro zone countries. Another concern that dampened markets was the worry that China’s leaders would over-tighten their monetary policy and slow down an important engine driving the global economy. Despite the unsettled economic and financial conditions, many companies posted better-than-expected revenue and earnings growth. Corporations with worldwide sales and operations benefited from the spreading effects of U.S. economic recovery, continued solid economic growth in emerging markets, and their vigorous cost-cutting and restructuring efforts. Investments in a number of undervalued and high-quality stocks helped your fund post solid gains for the period.

The International Growth & Income Fund generated attractive returns for the six-month period ended April 30, 2010. The portfolio outperformed the MSCI EAFE (Europe, Australasia, and Far East) Index but underperformed the Lipper International Multi-Cap Value Funds Average. (Results for the Advisor and R Class shares varied slightly, reflecting their differing fee structures.)

The fund achieved solid performance in all regions in which it invests and in nearly all sectors. The fund took advantage of the opportunity to buy good companies that were selling at very attractive valuations. Meanwhile, the economic bounceback boosted revenues and earnings at many of these companies. The market recognized this improved performance, and a number of our holdings appreciated smartly. The fund’s performance is evidence that our fundamental value-oriented investment process served shareholders well in these uncertain times and volatile markets.

I want to take this opportunity to inform you that Jonathan Matthews will become the fund’s portfolio manager on July 1, allowing me to devote my full attention to managing the Overseas Stock Fund. Jonathan, who has covered European energy companies since joining T. Rowe Price in 2008, is very familiar with the International Growth & Income Fund. He has contributed to the fund’s performance by making a number of astute and well-timed recommendations. Jonathan and I have been working together since last September on a transition designed to progressively increase his involvement in the portfolio’s day-to-day management. I will remain on the fund’s Investment Advisory Committee, and I am confident that Jonathan will do an excellent job for the fund’s shareholders.

The fund will continue to follow the same investing principles that were established when it was created in 1998. It will continue to seek long-term appreciation by building a diversified portfolio of established, large-capitalization, non-U.S. companies with prospects for capital appreciation and growing dividend payments. Although the fund focuses primarily in developed market countries, it will also maintain exposure to emerging markets. Our investment process is built upon fundamental research that can identify undervalued companies with good prospects for appreciation. Our research will also look for opportunities where there is earnings growth potential and catalysts that help realize value. Finally, the fund’s country and sector allocations are driven primarily by bottom-up stock selection but also are influenced by an assessment of fundamental macroeconomic prospects.

MARKET REVIEW

Global economic conditions have improved considerably since our last report, but volatility has dominated world equity markets. Economic data indicate that growth has resumed in most of the world’s developed economies, and in many countries, the recovery has turned out to be stronger than expected. There is confidence that the financial crisis that precipitated the economic decline is behind us.

Despite the seemingly encouraging news, financial markets have turned their attention to the problem of growing government debt. The possibility of Greece defaulting on its debt has roiled markets recently. The uncertainty over Europe’s ability to develop a sustainable strategy to shore up Greece took its toll on world markets and the euro. When it appeared that Greece would not be rescued, the markets feared the contagion would spread to other fiscally vulnerable European countries—Spain, Ireland, Italy, and Portugal.

Equity and bond markets see considerable risk in the continuation of large government deficits. In the short term, investors welcomed the large government injections of liquidity that calmed jittery markets and bought time for the economic fundamentals to improve. Now markets are reflecting a longer-term perspective. They are telling us that government structural deficits are unsustainable, and politicians will have to make some tough choices, as they are doing in Greece. Even if governments make the tough decisions to cut public spending and raise taxes—both of which depress economic growth—they will have to do it in a way that minimizes damage to the current economic recovery. The silver lining is that after a painful period of adjustments, national economies, less burdened by debt, could emerge stronger and more competitive.

Corporate earnings during the period were better than expected, and a number of metrics provided a favorable picture of valuation, a key component in our investment process. In our last report, we mentioned that many companies, especially in Europe, used this crisis to undertake fundamental restructuring and permanent cost-cutting that would generate strong earnings once the business cycle starts to gain momentum. As a result of their substantial boost in profitability, the valuations of many companies have become much more attractive than they were last year, which helped to sustain their stock prices. It was an environment where the fundamental research we undertake as part our investment process offered us opportunities and served us well.

PORTFOLIO REVIEW

During the most recent six-month period, the fund generated solid returns from all the regions in which it invests. Our European stocks, which compose the bulk of the portfolio, performed well, as did our Asian and emerging markets holdings. In terms of absolute sector performance, the largest gains came from the portfolio’s industrials and business services, consumer discretionary, materials, information technology, and energy holdings. The portfolio’s laggards were financials, telecommunication services, and health care.

Despite the unsettled financial markets in Europe, the strengthening regional economy helped a number of our industrials and business services and consumer discretionary holdings, many of which had undergone extensive restructuring. A good example is Autoliv, a Swedish maker of airbags, seatbelts, and safety equipment that continued to move its production to lower-cost locations. Much of the increased revenue from increasing auto production went straight to the company’s bottom line. As the auto industry recovery strengthens, Autoliv will continue to benefit. The recovering economy also boosted SKF, a Swedish manufacturer of bearings and machinery parts. The company also underwent an extensive restructuring that resulted in concentrating sales efforts on its high-value product line, which resulted in an increase in its market share. This better-positioned company is now taking advantage of the recovery-generated uptick in new orders. Cargotec (Finland) cut costs and reaped the higher returns as backlog orders for its cargo handling equipment came through. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

An increase in drilling activity and infrastructure spending boosted shares of Singapore-based Sembcorp Industries, a leader in marine and offshore engineering as well as a provider of integrated services to municipal water and wastewater utilities. It was the portfolio’s largest absolute contributor for the period. During the financial crisis, shares of PPR, the French luxury goods company that owns Gucci, Puma, and Bottega Veneta, were depressed. Now that there are signs of recovery, the market appreciates the company’s increasing brand focus, and its shares moved up smartly. Shares of Swedbank, Sweden’s second-largest bank, were priced at distressed levels last year because of its exposure to Latvia and other weak Baltic economies. We took advantage of the deep-value pricing and acquired more shares. Sweden’s resilient economy and the market’s recognition that Swedbank’s Baltic loans losses were manageable enabled the shares to bounce back and made our Swedbank holdings one of our top five absolute contributors this period. We got performance from Philips Electronics (Netherlands), which has been de-emphasizing its consumer electronics business in favor of its higher-margin health care diagnostic equipment and LED lighting systems.

The portfolio had some disappointing performers. Italian defense contractor Finmeccanica declined. Even though the company’s operations are performing well, there has been concern that European defense budgets will be cut as the region’s governments work to get their fiscal houses in order. The company’s valuations remain very attractive. Shares of Unibail-Rodamco, the French owner of quality shopping centers and office buildings, held up well but underperformed as the recovery gained steam. Since it is a well-managed company with an attractive valuation and dividend, we are holding on to our shares.

A number of our financial services holdings lost ground this period, but Italian bank Intesa Sanpaolo lagged considerably. Fears about Italy’s debt situation weighed on its shares. Spanish telecommunications giant Telefonicá suffered from its association with the weak Spanish economy. Although the company is based in Spain and does considerable business there, it also has a large and growing presence in the dynamic Latin American markets of Brazil and Mexico. It is also a very shareholder-friendly company, returning a generous dividend.

Some names that we added to the portfolio this period include Mitsubishi UFJ, Capgemini, and SOHO China. We believe that Mitsubishi is the best capitalized of all of Japan’s large banking companies, and its current valuation is cheap. Capgemini is a Europe-based information technology services company with worldwide operations. It has started to benefit from the improving global economy. We like SOHO China, a real estate developer focused on Beijing and Shanghai, because it develops commercial properties and then sells them to wealthy investors. The company has a strong balance sheet and a lean inventory. Its management has said it is not interested in holding any of its developed real estate unless it can obtain more than a 10% annual return. We also added more shares to our position in German automaker Volkswagen. It has large scale and great opportunity to increase sales in key emerging markets and the U.S. It also is currently enjoying robust sales of its luxury Audi models.

On incoming Portfolio Manager Jonathan Matthews’ recommendation, we eliminated Total. We took profits on a well-timed purchase of Toho Gas. We also decided to eliminate Nokia from the portfolio because it appears its share of the telephone handset business is being assaulted simultaneously from high- and low-end competitors.

INVESTMENT OUTLOOK

The key issue facing the markets is the growing sovereign debt problem. Governments have to demonstrate that they can get their fiscal houses in order in a way that minimizes near-term economic damage and sets the stage for greater long-term productivity and growth. When consumers and financial institutions found themselves too deep in debt, governments came to the rescue. Unfortunately, most governments were already spending beyond their means, and their large stimulus efforts aggravated their overextended positions. Governments will have to strike the right balance in their spending cuts and tax increases if they are to maintain the current recovery.

Another issue facing markets is the prospect of more financial regulation. Most investors understand that regulatory changes are inevitable, but, at this moment, the final form is uncertain. Markets dislike uncertainty—it is difficult to invest when ground rules are changing—and are worried that politicians will impose regulations that stifle rather than empower investors. The volatile markets that we have experienced since the beginning of the year reflect that fear. In addition, the uncertainty has held back investment that would generate economic growth. The rules need to be set in a way that rewards productive, long-term financial and economic investment. Once they are, markets will adjust to the new regulatory regimen, removing one uncertainty that has contributed to market volatility.

The good news is that many companies are in very good shape and stronger than they have been in years. They have cut costs, made their workers more productive, and maintained lean inventories. Throughout the economic and financial crisis, emerging markets remained strong. Demand from those dynamic economies will help the companies in which we invest. Valuations, despite the 15-month rally in stock prices, remain attractive. Higher profitability has exceeded the runup in stock prices in many cases.

The outlook for the global economy has improved considerably since the beginning of this year but is now at risk from sovereign debt concerns. If governments find the wisdom and courage to implement measures that begin addressing their fiscal imbalances, then we expect the global recovery to gather momentum in 2010. Even though we have experienced a sustained rally, we continue to find attractive—even tantalizing—opportunities. We believe many high-quality companies—particularly financial companies—remain undervalued.

Our strong fundamental research and disciplined valuation framework, which are hallmarks of our investment process, will remain the keys to our investment success. Our goal as fundamental value investors is to identify attractive, undervalued companies with solid earnings prospects, sound balance sheets, and sufficient cash flow to generate dividend payments. We will maintain our determination and efforts to effectively employ our investment process and resources to generate long-term gains for our shareholders.

Respectfully submitted,

Raymond A. Mills
Chairman of the fund’s Investment Advisory Committee

May 17, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Beginning July 1, 2010, Jonathan Matthews will take over as lead portfolio manager for the International Growth & Income Fund and as chairman of the fund’s Investment Advisory Committee. Ray Mills, the fund’s current lead portfolio manager, will continue to manage the Overseas Stock Fund. Mr. Matthews has worked closely with Mr. Mills during his tenure with T. Rowe Price and brings more than 11 years of investment experience to his new role. Since joining T. Rowe Price in 2008, Mr. Matthews has been covering European energy companies. Mr. Matthews earned his B.A., with honors, in economics and politics from Durham University, England. Mr. Matthews also has earned the Chartered Financial Analyst designation.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings (P/E) ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/10‡	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE						
Beginning of period	$ 12.15	$ 9.73	$ 20.43	$ 17.05	$ 13.63	$ 11.39
Investment activities						
Net investment income	0.12	0.32	0.47	0.39	0.34	0.27
Net realized and unrealized gain (loss)	0.44	2.51	(9.85)	3.75	3.44	2.09
Total from investment activities	0.56	2.83	(9.38)	4.14	3.78	2.36
Distributions						
Net investment income	(0.28)	(0.41)	(0.36)	(0.27)	(0.21)	(0.11)
Net realized gain	(0.02)	–	(0.96)	(0.49)	(0.15)	(0.01)
Total distributions	(0.30)	(0.41)	(1.32)	(0.76)	(0.36)	(0.12)
NET ASSET VALUE						
End of period	**$ 12.41**	**$ 12.15**	**$ 9.73**	**$ 20.43**	**$ 17.05**	**$ 13.63**

Ratios/Supplemental Data

Total return[1]	**4.62%**	**30.28%**	**(48.75)%**	**25.07%**	**28.30%**	**20.86%**
Ratio of total expenses to average net assets	0.89%[2]	0.94%	0.89%	0.88%	0.91%	0.99%
Ratio of net investment income to average net assets	2.02%[2]	3.25%	3.05%	2.13%	2.20%	2.08%
Portfolio turnover rate	4.9%	16.6%	23.8%	32.8%	36.9%	26.9%
Net assets, end of period (in millions)	$ 2,998	$ 2,544	$ 1,711	$ 2,472	$ 1,844	$ 878

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/10‡	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE						
Beginning of period	$ 12.17	$ 9.72	$ 20.40	$ 17.03	$ 13.64	$ 11.41
Investment activities						
Net investment income	0.11	0.32	0.44	0.37	0.33	0.26
Net realized and unrealized gain (loss)	0.44	2.50	(9.83)	3.73	3.43	2.09
Total from investment activities	0.55	2.82	(9.39)	4.10	3.76	2.35
Distributions						
Net investment income	(0.23)	(0.37)	(0.33)	(0.24)	(0.22)	(0.11)
Net realized gain	(0.02)	–	(0.96)	(0.49)	(0.15)	(0.01)
Total distributions	(0.25)	(0.37)	(1.29)	(0.73)	(0.37)	(0.12)
NET ASSET VALUE						
End of period	$ 12.47	$ 12.17	$ 9.72	$ 20.40	$ 17.03	$ 13.64

Ratios/Supplemental Data

Total return(1)	4.53%	30.08%	(48.81)%	24.83%	28.15%	20.73%
Ratio of total expenses to average net assets	1.08%(2)	1.07%	1.07%	1.05%	1.06%	1.10%
Ratio of net investment income to average net assets	1.76%(2)	3.23%	2.79%	1.96%	2.15%	2.00%
Portfolio turnover rate	4.9%	16.6%	23.8%	32.8%	36.9%	26.9%
Net assets, end of period (in thousands)	$ 217,622	$ 226,459	$ 211,260	$ 466,704	$ 361,082	$ 205,271

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout each period

R Class

	6 Months Ended 4/30/10‡	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE						
Beginning of period	$ 12.11	$ 9.66	$ 20.24	$ 16.93	$ 13.56	$ 11.35
Investment activities						
Net investment income	0.09	0.28	0.37	0.32	0.29[1]	0.17[1]
Net realized and unrealized gain (loss)	0.43	2.50	(9.74)	3.70	3.40	2.12
Total from investment activities	0.52	2.78	(9.37)	4.02	3.69	2.29
Distributions						
Net investment income	(0.24)	(0.33)	(0.25)	(0.22)	(0.19)	(0.08)
Net realized gain	(0.02)	–	(0.96)	(0.49)	(0.15)	(0.01)
Total distributions	(0.26)	(0.33)	(1.21)	(0.71)	(0.34)	(0.09)
Redemption fees added to paid-in capital	–	–	–	–	0.02	0.01
NET ASSET VALUE						
End of period	**$ 12.37**	**$ 12.11**	**$ 9.66**	**$ 20.24**	**$ 16.93**	**$ 13.56**

Ratios/Supplemental Data

Total return[2]	**4.30%**	**29.73%**	**(48.93)%**	**24.47%**	**27.89%[1]**	**20.36%[1]**
Ratio of total expenses to average net assets	1.36%[3]	1.36%	1.34%	1.33%	1.40%[1]	1.40%[1]
Ratio of net investment income to average net assets	1.53%[3]	2.79%	2.39%	1.70%	1.86%[1]	1.29%[1]
Portfolio turnover rate	4.9%	16.6%	23.8%	32.8%	36.9%	26.9%
Net assets, end of period (in thousands)	$ 38,653	$ 35,685	$ 24,558	$ 67,198	$ 33,075	$ 9,999

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/28/10.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 7.7%		
Common Stocks 7.7%		
Australia & New Zealand Banking	1,815,944	40,060
BHP Billiton	881,256	32,194
Charter Hall Office, Equity Units	8,443,639	2,331
Goodman Fielder	10,192,348	13,705
Incitec Pivot	4,310,565	12,695
Macquarie Group	362,979	16,559
Mirvac Group	15,623,538	20,031
Nufarm	1,216,130	8,538
Nufarm, New Shares (1)	236,908	1,675
Pacific Brands (1)	8,799,032	9,580
QBE Insurance	1,168,870	22,744
Rio Tinto	565,162	36,767
Suncorp-Metway	1,813,322	14,975
Telstra	6,307,804	18,464
Total Australia (Cost $230,616)		250,318
BELGIUM 0.5%		
Common Stocks 0.5%		
Umicore (1)(2)	437,844	15,923
Total Belgium (Cost $10,551)		15,923
BRAZIL 0.7%		
Common Stocks 0.7%		
Cielo	1,599,100	15,529
Energias do Brasil	348,800	6,692
Total Brazil (Cost $19,010)		22,221

FRANCE 10.4%

Common Stocks 10.4%

Alcatel-Lucent (1)	3,760,737	12,002
AXA (2)	1,316,840	26,175
BNP Paribas	524,814	36,071
Bouygues (1)(2)	580,210	28,904
Cap Gemini	248,175	12,591
Compagnie de Saint-Gobain	226,288	11,052
France Telecom	1,234,329	27,057
Gdf Suez (2)	527,429	18,793
Nexity	565,927	20,720
Pernod-Ricard	294,094	25,020
PPR (2)	242,778	32,489
Sanofi-Aventis (1)	723,279	49,525
Societe Generale	262,118	13,946
Unibail-Rodamco SE	136,054	25,640
Total France (Cost $362,188)		339,985

GERMANY 8.1%

Common Stocks 6.9%

Allianz SE (1)(2)	220,408	25,303
BASF (2)	517,370	30,251
BMW	519,038	25,432
Deutsche Bank	535,927	37,037
E.ON (2)	1,457,572	53,824
Munich Re (2)	242,349	34,250
Wacker Chemie (2)	123,357	18,092
		224,189

Preferred Stocks 1.2%

Fresenius SE	237,610	17,194

JAPAN 18.6%

Common Stocks 18.6%

Air Water	993,000	10,935
Aisin Seiki	503,400	15,161
Aoyama Trading	290,400	5,064
Asahi Kasei	2,963,000	16,553
Astellas Pharma	526,200	18,467
Benesse Holdings	310,000	14,289
Canon	546,200	24,937
Coca-Cola West	408,700	7,234
Goldcrest Company	421,320	11,493
Hamamatsu Photonics (2)	508,600	14,401
Hitachi Chemical	402,100	8,686
Honda	557,400	18,835
Hosiden (2)	886,100	11,298
JS Group	601,800	11,851
JX Holdings (1)	1,645,560	9,180
KDDI	4,512	21,875
Koito Manufacturing	462,000	7,612
Lawson (2)	321,100	14,211
Makita	392,500	12,169
Mitsubishi Corporation	1,169,000	27,740
Mitsubishi Electric	2,821,000	25,185
Mitsubishi UFJ Financial	2,797,700	14,556
Mitsui	1,975,600	29,810
Mitsui Fudosan	379,000	7,055
Nintendo	54,000	18,149
Nippon Yusen Kabushiki Kaish	2,657,000	10,915
NS Solutions	440,500	9,960
Ricoh Leasing	316,200	7,996
Sony	438,000	14,973
Sony Financial Holdings	6,600	23,816
Sumco (1)(2)	1,127,400	24,953

Volvo, B Shares (1)	533,866	6,608
Total Sweden (Cost $89,265)		120,357

SWITZERLAND 6.3%

Common Stocks 6.3%

Holcim (1)	280,098	21,003
Nestle	1,842,542	89,924
Novartis	1,226,770	62,591
Zurich Financial Services	150,069	33,459
Total Switzerland (Cost $180,586)		206,977

UNITED KINGDOM 19.6%

Common Stocks 19.6%

Aegis Group	3,849,538	7,602
Amlin	2,161,932	12,385
Aviva	1,990,013	10,531
Barclays, ADR (USD)	1,759,453	35,928
BBA Aviation	2,403,695	7,615
BP, ADR (USD)	1,694,600	88,373
Carillion	2,388,799	12,415
Centrica	4,430,138	19,854
Close Brothers Group	922,412	10,282
Dairy Crest	2,997,229	16,469
GKN (1)	7,787,964	16,195
GlaxoSmithKline, ADR (USD)	1,484,270	55,348
Home Retail	3,641,327	15,340
HSBC	2,710,692	27,615
Informa	2,009,402	12,187
Kingfisher	4,227,592	16,154
Mitchells & Butlers (1)	2,320,349	11,629
National Grid	2,287,334	22,086

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998; the International Growth & Income Fund – Advisor Class (Advisor Class), offered since September 30, 2002; and the International Growth & Income Fund – R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2010, the value of loaned securities was $337,856,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $401,239,000 and $143,024,000, respectively, for the six months ended April 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, the fund had $336,942,000 of unused capital loss carryforwards, which expire: $51,560,000 in fiscal 2016, and $285,382,000 in fiscal 2017.

At April 30, 2010, the cost of investments for federal income tax purposes was $3,546,411,000. Net unrealized gain aggregated $96,614,000 at period-end, of which $369,306,000 related to appreciated investments and $272,692,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2010, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2010, expenses incurred pursuant to these service agreements were $69,000 for Price Associates; $220,000 for T. Rowe Price Services, Inc.; and $137,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2010, the fund was charged $90,000 for shareholder servicing costs related to the college savings plans, of which $71,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2010, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2010, the fund was allocated $259,000 of Spectrum Funds’ expenses and $1,716,000 of Retirement Funds’ expenses. Of these amounts, $1,237,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. $3,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2010, approximately 11% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 58% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,325,460 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, the total expense ratio for the Advisor Class was generally below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2010